UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                 April 22, 2003
               (Date of Report (Date of Earliest Event Reported))



                        MUNICIPAL MORTGAGE & EQUITY, LLC
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware               011-11981            52-1449733
   (State or other jurisdiction      (Commission       (I.R.S. Employer
           of incorporation)         File Number)     Identification No.)



         218 North Charles Street, Suite 500,
                Baltimore, Maryland                       21201
       (Address of Principal Executive Offices)        (Zip Code)



                                 (443) 263-2900
              (Registrant's Telephone Number, including Area Code)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

      Exhibit No. Description of Document

          99.1    Earnings Package, dated March 31, 2003

          99.2 Earnings Press Release and Financial Statements, dated March 31, 2003

          99.3    Production Press Release, dated March 31, 2003


Item 12.  Results of Operations and Financial Condition.

     On April 22, 2003, Municipal Mortgage & Equity, LLC (the "Company"), distributed an earnings package to Analysts relating to the Company's financial performance for the quarter ended March 31, 2003. A copy of the package, dated March 31, 2003, is attached hereto as Exhibit 99.1.

     On April 22, 2003, the Company distributed an earnings press release and financial statements relating to the Company's financial performance for the quarter ended March 31, 2003. A copy of the press release and financial statements, dated March 31, 2003, are attached hereto as Exhibit 99.2.

     On April 22, 2003, the Company distributed a production press release relating to the Company's production volume for the quarter ended March 31, 2003. A copy of the press release, dated March 31, 2003, is attached hereto as
Exhibit 99.3.

Exhibit 99.1







                             MUNICIPAL MORTGAGE AND EQUITY, LLC

                                      EARNINGS PACKAGE

                                QUARTER ENDED MARCH 31, 2003

                                TABLE OF CONTENTS



GAAP Income Statement for the quarter ended
 March 31, 2003                                                Page      5

Variance Analysis for GAAP                                     Page      6

Rolling Five Quarters - GAAP                                   Page      7

Calculation of Diluted Earnings Per Share                      Page      8

GAAP Net Income to CAD reconciliation for the
 rolling five quarters                                         Page      9

CAD Statement for the quarter ended March 31, 2003             Page     11

Variance Analysis for CAD                                      Page     12

Rolling Five Quarters - CAD                                    Page     13

Condensed Balance Sheets and Book Value Per Share              Page     14

Summary of 1st Quarter 2003 Investment Activity                Page     15

Participating Portfolio Property Net Operating
 Income Trends                                                 Page     16

Units and Average Rents for Bond Portfolio                     Page     17



                                       MUNICIPAL MORTGAGE & EQUITY, LLC
                                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                (In thousands, except share and per share data)
                                                 (unaudited)


                                                                                   For the three months ended
                                                                                           March 31,
                                                                              ----------------------------------

                                                                                     2003              2002
                                                                              ----------------  ----------------
INCOME:
Interest income
      Interest on bonds and residual interests in bond securitizations          $      15,985     $      15,162
      Interest on loans                                                                 9,503             8,430
      Interest on short-term investments                                                  192               487
                                                                              ----------------  ----------------
         Total interest income                                                         25,680            24,079
                                                                              ----------------  ----------------
Fee income
      Syndication fees                                                                  1,411             1,618
      Origination fees                                                                    698             1,089
      Loan servicing fees                                                               1,909             1,908
      Asset management and advisory fees                                                1,076               867
      Other income                                                                      2,197             1,145
                                                                              ----------------  ----------------
         Total fee income                                                               7,291             6,627
                                                                              ----------------  ----------------
Net gain on sales                                                                       1,278             2,166
                                                                              ----------------  ----------------
Total income                                                                           34,249            32,872
                                                                              ----------------  ----------------
EXPENSES:
Interest expense                                                                       10,368             8,972
Salaries and benefits                                                                   5,966             4,827
General and administrative                                                              1,656             1,726
Professional fees                                                                         989               637
Amortization of mortgage servicing rights and other intangibles                           389               318
                                                                              ----------------  ----------------
Total expenses                                                                         19,368            16,480
                                                                              ----------------  ----------------
Net holding gains on derivatives                                                        2,873             3,112
Impairments and valuation allowances related to investments                                 -              (110)
Net losses from equity investments in partnerships                                       (747)             (323)
Income tax expense                                                                        (68)           (1,031)
Income allocable to preferred shareholders in a subsidiary company                     (2,994)           (2,994)
                                                                              ----------------  ----------------
Net income                                                                      $      13,945     $      15,046
                                                                              ================  ================
LESS:
      Net income allocable to term growth shares                                            -               153
                                                                              ----------------  ----------------
Net income allocated to common shares                                           $      13,945     $      14,893
                                                                              ================  ================

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
      Basic earnings per common share                                                  $ 0.51            $ 0.63
                                                                              ================  ================
      Weighted average common shares outstanding                                   27,342,870        23,584,635
Diluted earnings per share:
      Diluted earnings per common share                                                $ 0.50            $ 0.62
                                                                              ================  ================
      Weighted average common shares outstanding                                   27,681,511        24,200,030

VARIANCE ANALYSIS FOR GAAP

1st Quarter 2003 Compared to 1st Quarter 2002:

Total income for the first quarter of 2003 increased $1.4 million over the same period last year due primarily to the following changes: (1) a $1.6 million increase in total interest income due primarily to a $1.9 million increase in collections of interest on bonds, residual interests in bond securitizations and loans. This increase resulted from an increase in on-balance sheet assets related to securitizations and larger average notes receivable balances and was offset by a $0.3 million decrease in interest on short-term investments resulting from funding of operations as well as lower investment yields; (2) a $0.7 million increase in fee income due primarily to a $1.1 million increase in other income related to prepayment fees from early payment of tax-exempt bond investments, offset by a $0.4 million decrease in origination fees related to a decrease in the volume of permanent loan and conventional equity transactions closed during the quarter; and (3) a $0.9 million decrease in gain on sales due primarily to: (i) a $0.8 million decrease in the gain on sales of permanent loans caused by a decrease in the volume of permanent loans sold; (ii) a $1.0 million gain that was recognized in first quarter of 2002 related to the restructuring of a securitization trust; offset by (iii) a $0.8 million increase in the gain on sales of loans related to an increase in premiums on the delivery of loans to HUD and gain on sales of loans to a new conduit lender; and (iv) a $0.1 million gain on sales of investments in partnerships.

Total expenses for the first quarter of 2003 increased $2.9 million over the same period last year due primarily to the following changes: (1) a $1.4 million increase in interest expense associated with an increase in financing costs related to on-balance-sheet securitizations and larger average notes payable balances outstanding during the quarter; (2) a $1.1 million increase in salaries and benefits resulting from a $0.3 million increase in salaries and other compensation and a $0.9 million increase in bonus expense, offset by a $0.1 million decrease in temporary assistance and employment advertising; and (3) a $0.4 million increase in professional fees due primarily to a $0.2 million increase in legal fees, a $0.5 million increase in consulting fees and a $0.1 million increase in printing expense, offset by a $0.5 million decrease in commission expense. Commission expense is no longer incurred by the Company because the pass-through of commission income and expense has been transferred to the syndicated tax credit equity funds.

The Company also recorded net holding gains of $2.9 million for the change in market value of the Company's derivative financial instruments, $0.7 million of losses from equity investments in partnerships and $0.1 million in income tax expense in the first quarter of 2003. Income tax expense decreased by $0.9 million from the same period in 2002 primarily as a result of taxable losses generated by the investment in the CAPREIT 3M venture.

                                             MUNICIPAL MORTGAGE & EQUITY, LLC
                                       CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                      (In thousands, except share and per share data)
                                                      (unaudited)

                                                                 Qtr Ended     Qtr Ended     Qtr Ended     Qtr Ended     Qtr Ended
                                                                  03/31/03      12/31/02      09/30/02      06/30/02      03/31/02
                                                               ------------- -------------  ------------  ------------  ------------
INCOME:
Interest income
     Interest on bonds and residual interests in bond
       securitizations                                          $    15,985   $    13,953   $    15,409   $    15,399   $    15,162
     Interest on loans                                                9,503         9,195         8,676         8,594         8,430
     Interest on short-term investments                                 192           264           260           244           487
                                                               ------------- -------------  ------------  ------------  ------------
        Total interest income                                        25,680        23,412        24,345        24,237        24,079
                                                               ------------- -------------  ------------  ------------  ------------
Fee income
     Syndication fees                                                 1,411         2,456           767         2,380         1,618
     Origination fees                                                   698         2,023         2,014         1,505         1,089
     Loan servicing fees                                              1,909         1,711         1,544         1,660         1,908
     Asset management and advisory fees                               1,076         1,011           969         1,040           867
     Other income                                                     2,197         1,132           899         1,259         1,145
                                                               ------------- -------------  ------------  ------------  ------------
        Total fee income                                              7,291         8,333         6,193         7,844         6,627
                                                               ------------- -------------  ------------  ------------  ------------
Net gain on sales                                                     1,278         5,032           657           703         2,166
                                                               ------------- -------------  ------------  ------------  ------------
Total income                                                         34,249        36,777        31,195        32,784        32,872
                                                               ------------- -------------  ------------  ------------  ------------
EXPENSES:
Interest expense                                                     10,368        10,366         8,771         8,487         8,972
Salaries and benefits                                                 5,966         6,475         5,446         5,930         4,827
General and administrative                                            1,656         1,841         1,756         1,697         1,726
Professional fees                                                       989         1,472           884         1,967           637
Amortization of mortgage servicing rights and other
  intangibles                                                           389           329           334           333           318
                                                               ------------- -------------  ------------  ------------  ------------
Total expenses                                                       19,368        20,483        17,191        18,414        16,480
                                                               ------------- -------------  ------------  ------------  ------------
Net holding gains (losses) on derivatives                             2,873          (333)       (9,921)       (7,721)        3,112
Impairments and valuation allowances related to investments               -          (620)            -             -          (110)
Net gains (losses) from equity investments in partnerships             (747)       (1,341)       (1,487)           94          (323)
Income tax benefit (expense)                                            (68)         (260)          635          (828)       (1,031)
Income allocable to preferred shareholders in a subsidiary
  company                                                            (2,994)       (2,994)       (2,994)       (2,995)       (2,994)
                                                               ------------- -------------  ------------  ------------  ------------
Net income                                                      $    13,945   $    10,746   $       237   $     2,920   $    15,046
                                                               ============= =============  ============  ============  ============
LESS:
     Net income allocable to term growth shares                           -             -             -             -           153
                                                               ------------- -------------  ------------  ------------  ------------
Net income allocated to common shares                           $    13,945   $    10,746   $       237   $     2,920   $    14,893
                                                               ============= =============  ============  ============  ============
EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Basic earnings per common share                            $      0.51   $      0.42   $      0.01   $      0.12   $      0.63
                                                               ============= =============  ============  ============  ============
     Weighted average common shares outstanding                  27,342,870    25,426,254    25,329,103    25,252,124    23,584,635
Diluted earnings per common share:
     Diluted earnings per common share                          $      0.50   $      0.41   $      0.01   $      0.11   $      0.62
                                                               ============= =============  ============  ============  ============
     Weighted average common shares outstanding                  27,681,511    25,917,641    25,916,151    25,835,808    24,200,030

     Note: Certain prior quarter amounts have been reclassified to conform to the 03/31/03 presentation.

                                                 Municipal Mortgage & Equity, LLC
                                              Reconciliation of Basic and Diluted EPS
                                                           (unaudited)

                                               For the three months ended March 31, 2003  For the three months ended March 31, 2002
                                                   Income        Shares      Per Share       Income        Shares       Per Share
                                                 (Numerator)  (Denominator)    Amount      (Numerator)  (Denominator)    Amount
                                                 -----------  ------------- -----------    -----------  -------------  ----------
(in thousands, except share and per share data)

Basic EPS

Income allocable to common shares                $   13,945     27,342,870   $    0.51       $ 14,893     23,584,635    $    0.63
                                                                            ===========                                ==========
Effect of Dilutive Securities

Options and deferred shares                               -        338,641                          -        482,540

Earnings contingency                                      -              -                          -        132,855
                                                 -----------  -------------                -----------  -------------
Diluted EPS

Income allocable to common shares
   plus assumed conversions                      $   13,945     27,681,511   $    0.50       $ 14,893     24,200,030    $    0.62
                                                 ===========  ============= ===========    ===========  =============  ==========



                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                            RECONCILIATION OF GAAP NET INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                     (In thousands)
                                                      (unaudited)


                                                               Qtr Ended     Qtr Ended     Qtr Ended     Qtr Ended     Qtr Ended
                                                               03/31/03      12/31/02      09/30/02      06/30/02      03/31/02
                                                              ------------  ------------  ------------  ------------  ------------
INCOME:
Interest income
   Interest on bonds and residual interests in bond
     securitizations                                            $  15,985     $  13,953     $  15,409     $  15,399     $  15,162
   Interest on loans                                                9,503         9,195         8,676         8,594         8,430
   Interest on short-term investments                                 192           264           260           244           487
                                                              ------------  ------------  ------------  ------------  ------------
       Total interest income                                        25,680        23,412        24,345        24,237        24,079
                                                              ------------  ------------  ------------  ------------  ------------
Fee income
   Syndication fees                                                 1,411         2,456           767         2,380         1,618
   Origination fees                                                   698         2,023         2,014         1,505         1,089
   Loan servicing fees                                              1,909         1,711         1,544         1,660         1,908
   Asset management and advisory fees                               1,076         1,011           969         1,040           867
   Other income                                                     2,197         1,132           899         1,259         1,145
                                                              ------------  ------------  ------------  ------------  ------------
      Total fee income                                              7,291         8,333         6,193         7,844         6,627
                                                              ------------  ------------  ------------  ------------  ------------
Net gain on sales                                                   1,278         5,032           657           703         2,166
                                                              ------------  ------------  ------------  ------------  ------------
Total income                                                       34,249        36,777        31,195        32,784        32,872
                                                              ------------  ------------  ------------  ------------  ------------
EXPENSES:
Interest expense                                                   10,368        10,366         8,771         8,487         8,972
Salaries and benefits                                               5,966         6,475         5,446         5,930         4,827
General and administrative                                          1,656         1,841         1,756         1,697         1,726
Professional fees                                                     989         1,472           884         1,967           637
Amortization of mortgage servicing rights and other
  intangibles                                                         389           329           334           333           318
                                                              ------------  ------------  ------------  ------------  ------------
Total expenses                                                     19,368        20,483        17,191        18,414        16,480
                                                              ------------  ------------  ------------  ------------  ------------
Net holding gains (losses) on derivatives                           2,873          (333)       (9,921)       (7,721)        3,112
Impairments and valuation allowances related to investments             -          (620)            -             -          (110)
Net gains (losses) from equity investments in partnerships           (747)       (1,341)       (1,487)           94          (323)
Income tax benefit (expense)                                          (68)         (260)          635          (828)       (1,031)
Income allocable to preferred shareholders in a subsidiary
  company                                                          (2,994)       (2,994)       (2,994)       (2,995)       (2,994)
                                                              ------------  ------------  ------------  ------------  ------------
Net income                                                      $  13,945     $  10,746     $     237     $   2,920     $  15,046
                                                              ============  ============  ============  ============  ============

LESS:
   Net income allocable to term growth shares                           -             -             -             -           153
                                                              ------------  ------------  ------------  ------------  ------------
Net income allocated to common shares - GAAP Basis              $  13,945     $  10,746     $     237     $   2,920     $  14,893
                                                              ============  ============  ============  ============  ============

Conversion to Cash Available for Distribution:
   (1)Mark to market adjustments                                $  (2,873)    $     333     $   9,921     $   7,721     $  (3,112)
   (2)Equity investments                                            2,409         2,836         3,248            79           440
   (3)Net gain on sales                                              (327)       (3,395)         (450)         (601)       (2,126)
   (3)Amortization of capitalized mortgage servicing fees             352           329           334           334           318
   (4)Origination fees and other income, net                          282         1,377            53         1,449           673
   (5)Valuation allowances and other-than-temporary impairments         -           620             -             -           110
   (6)Deferred tax expense                                            628           703          (462)          483           617
                                                              ------------  ------------  ------------  ------------  ------------
Cash Available for Distribution (CAD)                           $  14,416     $  13,549     $  12,881     $  12,385     $  11,813
                                                              ============  ============  ============  ============  ============

Notes
-----
     (1) For GAAP  reporting,  the Company  records the non-cash  change in fair value of its  investment in interest rate swaps and other  derivative  financial instruments through net income. These non-cash gains and losses are not included in the Company's calculation of CAD.
     (2) For GAAP  reporting,  the Company  accounts for various  investments in partnerships  using the equity  accounting  method.  As a result,  the Company's allocable  share of the  income or loss from the  partnerships  is  reported  in income (losses) from equity  investments in partnerships.  The income from these partnerships  includes  depreciation  expense  and  changes in the fair value of investments in derivatives.  For GAAP reporting,  distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.
     (3) For GAAP reporting,  the Company  recognizes  non-cash gains and losses associated  with the sale of  assets or  capitalization  of  mortgage  servicing rights.  The capitalized  mortgage  servicing  rights are amortized into expense over the  estimated  life of the  serviced  loans.  The  non-cash  gains and the associated amortization expense are not included in CAD.
     (4)  Origination  fees and certain other income  amounts are  recognized as income when received for CAD purposes,  but for GAAP  reporting  these items are deferred and amortized into income over the life of the  associated  investment.
This adjustment represents the net difference,  for the relevant period, between fees  taken into  income  when  received  for CAD and the  amortization  of fees recorded for GAAP.
     (5) For GAAP  reporting,  the  Company  records  valuation  allowances  and other-than-temporary  impairments on its  investments in loans,  bonds and other bond-related  investments.  Such  non-cash  charges  do not affect the cash flow generated  from the operation of the  underlying  properties,  distributions  to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds.  Therefore,  these items are not included in the calculation of
CAD.
     (6) For GAAP reporting,  the Company's  income tax expense  contains both a current and a deferred component.  Only the Company's current income tax expense is reflected in CAD.



                               MUNICIPAL MORTGAGE & EQUITY, LLC
                         CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                         (In thousands, except share and per share data)
                                           (unaudited)

                                                                                        For the three months ended
                                                                                               March 31,
                                                                                ----------------------------------------

                                                                                      2003                  2002
                                                                                ------------------    ------------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans             $      24,848       $    22,963
Interest on short-term investments                                                            192               487
Loan servicing fees                                                                         1,909             1,908
Origination and syndication fees                                                            2,571             3,126
Other income                                                                                4,998             2,330
Net gain on sales                                                                             951                40
                                                                                ------------------    ------------------
TOTAL SOURCES OF CASH                                                                      35,469            30,854
                                                                                ------------------    ------------------
EXPENSES:
Interest expense                                                                            9,839             8,290
Salaries and benefits                                                                       5,966             4,827
Professional fees                                                                             989               637
General and administrative                                                                  1,825             1,726
Income taxes                                                                                 (560)              414
                                                                                ------------------    ------------------
TOTAL EXPENSES                                                                             18,059            15,894
                                                                                ------------------    ------------------
CASH AVAILABLE FOR DISTRIBUTION                                                            17,410            14,960
                                                                                ------------------    ------------------

LESS:
Cash allocable to preferred shareholders in a subsidiary company
and term growth shares                                                                      2,994             3,147
                                                                                ------------------    ------------------

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                                    $      14,416       $    11,813
                                                                                ==================    ==================

CAD PER COMMON SHARE                                                                $        0.50       $      0.47
                                                                                ==================    ==================

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                                                $      14,416       $    11,813
                                                                                ==================    ==================
ACTUAL AMOUNT PAID                                                                  $      12,837       $    10,968
                                                                                ==================    ==================
PAYOUT RATIO                                                                                 89.0%             92.8%
                                                                                ==================    ==================

COMMON SHARES OUTSTANDING                                                              28,846,327        25,213,482
                                                                                ==================    ==================

CASH DISTRIBUTION PER COMMON SHARE                                                  $      0.4450       $    0.4350
                                                                                ==================    ==================


     Cash Available for Distribution ("CAD") differs from net income because of variations between generally accepted accounting principles ("GAAP") income and actual cash received. There are three primary differences between CAD and GAAP income. The first is the treatment of loan origination fees, which for CAD purposes are recognized as income when received but for GAAP purposes are amortized into income over the life of the associated investment. The second difference is the non-cash gain and loss recognized for GAAP associated with valuations, sales of investments and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. The third difference is the treatment of the Company's investments in partnerships. For GAAP, the Company records its allocable share of the income (loss) from the partnership as income, while for CAD reporting, the Company records the cash distributions it receives from the partnership as income. For a reconciliation of GAAP net income to CAD, see page 9.

     CAD per common share is calculated based on the number of shares outstanding at the end of each quarter. For GAAP, basic net income per share is calculated based on the weighted average shares outstanding during the period.
The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, and provision for shares to be awarded under the Midland acquisition earn out provision.


VARIANCE ANALYSIS FOR CAD


1st Quarter 2003 Compared to 1st Quarter 2002:

Total income for the first quarter of 2003 increased $4.6 million over the same period last year due primarily to the following changes: (1) a $2.7 million increase in other income due primarily to: (i) a $1.7 million increase in income from the CAPREIT investments made in the third quarter of 2002; (ii) a $0.6 million commitment fee collected on a conventional equity deal; (iii) $0.9 million in prepayment fees collected from the early payment of tax-exempt bond investments; and (iv) a $0.5 million decrease in commission income; (2) a $1.9 million increase in collections of interest on bonds, residual interests in bond securitizations and loans; (3) a $0.9 million increase in gain on sales related to an increase in premiums on the delivery of loans to HUD and gain on sale on delivery of loans to a new conduit lender; and (4) a $0.6 million decrease in origination and syndication fees. The $0.4 million decrease in origination fees is due to a decrease in the volume of permanent loans and conventional equity transactions closed during the quarter. The $0.2 million decrease in syndication fees is a result of taking $0.5 million in organizational and offering cost reimbursements related to closed syndicated tax credit equity funds into income during the first quarter of 2002, whereas no such fees were recognized during the first quarter of 2003. This decrease was partially offset by an increase in the volume of syndications closed.

Total expenses for the first quarter increased $2.2 million over the same period last year due primarily to the following changes: (1) a $1.5 million increase in interest expense associated with an increase in financing costs related to on-balance-sheet securitizations and larger average notes payable balances outstanding during the quarter; (2) a $1.1 million increase in salaries and benefits resulting from a $0.3 million increase in salaries and other compensation and a $0.9 million increase in bonus expense, offset by a $0.1 million decrease in temporary assistance and employment advertising; (3) a $1.0 million decrease in income tax expense primarily as a result of taxable losses generated by the investment in the CAPREIT 3M venture; and (4) a $0.4 million increase in professional fees due primarily to a $0.2 million increase in legal fees, a $0.5 million increase in consulting fees and a $0.1 million increase in printing expense, offset by a $0.5 million decrease in commission expense. Commission expense is no longer incurred by the Company because the pass-through of commission income and expense has been transferred to the syndicated tax credit equity funds.

                                     MUNICIPAL MORTGAGE & EQUITY, LLC
                             CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                             (In thousands, except share and per share data)
                                              (unaudited)

                                                               Qtr Ended     Qtr Ended      Qtr Ended     Qtr Ended     Qtr Ended
                                                               03/31/03      12/31/02       09/30/02      06/30/02       03/31/02
                                                             ------------- -------------  ------------- ------------- -------------
SOURCES OF CASH:
Interest on bonds, other bond-related investments,
     other notes and loans                                   $     24,848  $     22,596   $     23,331  $     23,377  $     22,963
Interest on short-term investments                                    192           264            260           244           487
Loan servicing fees                                                 1,909         1,711          1,544         1,660         1,908
Origination and syndication fees                                    2,571         5,463          2,973         5,385         3,126
Other income                                                        4,998         4,155          3,607         2,451         2,330
Net gain on sales                                                     951         1,637            207           102            40
                                                             ------------- -------------  ------------- ------------- -------------
     TOTAL SOURCES OF CASH                                         35,469        35,826         31,922        33,219        30,854
                                                             ------------- -------------  ------------- ------------- -------------
EXPENSES:
Interest expense                                                    9,839         9,899          8,134         7,900         8,290
Salaries and benefits                                               5,966         6,475          5,446         5,930         4,827
Professional fees                                                     989         1,472            884         1,967           637
Other operating expenses                                            1,825         1,880          1,756         1,697         1,726
Income taxes                                                         (560)         (443)          (173)          345           414
                                                             ------------- -------------  ------------- ------------- -------------
     TOTAL EXPENSES                                                18,059        19,283         16,047        17,839        15,894
                                                             ------------- -------------  ------------- ------------- -------------
CASH AVAILABLE FOR DISTRIBUTION                                    17,410        16,543         15,875        15,380        14,960
LESS:
     Cash allocable to preferred shareholders in a subsidiary
        company and term growth shares                              2,994         2,994          2,994         2,995         3,147
                                                             ------------- -------------  ------------- ------------- -------------
CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                         $     14,416  $     13,549   $     12,881  $     12,385  $     11,813
                                                             ============= =============  ============= ============= =============

CAD PER COMMON SHARE                                         $       0.50  $       0.53   $       0.51  $       0.49  $       0.47
                                                             ============= =============  ============= ============= =============

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                         $     14,416  $     13,549   $     12,881  $     12,385  $     11,813
                                                             ============= =============  ============= ============= =============

ACTUAL AMOUNT PAID                                           $     12,837  $     11,304   $     11,154  $     11,072  $     10,968
                                                             ============= =============  ============= ============= =============

PAYOUT RATIO                                                         89.0%         83.4%          86.6%         89.4%         92.8%
                                                             ============= =============  ============= ============= =============

COMMON SHARES OUTSTANDING                                      28,846,327    25,546,010     25,349,585    25,308,022    25,213,482
                                                             ============= =============  ============= ============= =============

CASH DISTRIBUTION PER COMMON SHARE                           $     0.4450  $     0.4425   $     0.4400  $     0.4375  $     0.4350
                                                             ============= =============  ============= ============= =============

     Note: Certain prior quarter amounts have been reclassified to conform to the 03/31/03 presentation.

     CAD differs from net income because of variations between GAAP income and actual cash received. There are three primary differences between CAD and GAAP income. The first is the treatment of loan origination fees, which for CAD purposes are recognized as income when received but for GAAP purposes are amortized into income over the life of the associated investment. The second difference is the non-cash gain and loss recognized for GAAP associated with valuations, sales of investments and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. The third difference is the treatment of the Company's investments in partnerships. For GAAP, the Company records its allocable share of the income (loss) from the partnership as income, while for CAD reporting, the Company records the cash distributions it receives from the partnership as income. For a reconciliation of GAAP net income to CAD, see page 9.

     CAD per common share is calculated based on the number of shares outstanding at the end of each quarter. For GAAP, basic net income per share is calculated based on the weighted average shares outstanding during the period.
The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, and provision for shares to be awarded under the Midland acquisition earn out provision.



                                           MUNICIPAL MORTGAGE & EQUITY, LLC
                                        CONDENSED CONSOLIDATED BALANCE SHEETS
                                                    (In thousands)

                                                                            (unaudited)
                                                                             March 31,       December 31,
                                                                               2003             2002
                                                                          --------------   --------------
ASSETS:
Investment in tax-exempt bonds and residual interests
  in bond securitizations                                                  $    812,287     $    781,384
Loans receivable, net                                                           440,112          461,448
Investments in partnerships                                                      98,756           99,966
Investment in derivative financial instruments                                   18,404           18,762
Cash, cash equivalents and interest receivable                                   65,986           59,902
Other assets                                                                     84,805           97,919
Goodwill                                                                         33,589           33,537
                                                                          --------------   --------------
TOTAL                                                                      $  1,553,939     $  1,552,918
                                                                          ==============   ==============
LIABILITIES AND EQUITY:
Notes payable                                                              $    381,073     $    450,924
Short-term debt                                                                 219,590          219,945
Long-term debt                                                                  146,987          147,357
Residual interests in bond securitizations                                        1,438            1,447
Investment in derivative financial instruments                                   46,128           49,359
Current liabilities                                                              31,052           36,357
Preferred shareholders' equity in a subsidiary company                          160,465          160,465
Shareholders' equity                                                            567,206          487,064
                                                                          --------------   --------------
TOTAL                                                                      $  1,553,939     $  1,552,918
                                                                          ==============   ==============

BOOK VALUE PER COMMON SHARE                                                $      19.66     $      19.07
                                                                          ==============   ==============


MUNICIPAL MORTGAGE & EQUITY, LLC
2003 INVESTMENTS
FIRST QUARTER
(In thousands)

BOND PRODUCTION:                                                                                               QUARTER
                                                                                      PERMANENT              BOND AMOUNT
                                                                                      INTEREST   ----------------------------------
                        PROPERTY                               CITY         STATE        RATE       CONSTRUCTION        PERMANENT
--------------------------------------------------------- -------------- ----------  ----------  ----------------- ----------------
Autumn Oaks/Thousand Oaks (1)                              San Antonio      TX          7.200%                  -       13,375,000
Liberty Park (2)                                             Camden         NJ          7.450%          9,350,000        9,350,000
                                                                                                 ----------------- ----------------
TOTAL                                                                                                 $ 9,350,000     $ 22,725,000
                                                                                                 ================= ================



(1)  The Company earned a 1.00% origination fee on this deal.

(2) The Company's initial investment in these bonds was $5.3 million. The Company earned a 1.25% origination fee on this deal.




CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:
                                                                                                                      TOTAL FEES
                                                                                                                      RECOGNIZED
                                                                                                      QUARTER        THIS QUARTER
                                                                                                       VOLUME          FOR CAD
                                                                                                 -----------------  --------------
Tax Credit Equity Syndications (Equity Raised)                                                        $    35,319     $      1,411

Tax Credit Lending Production                                                                         $    25,773     $          -

Conventional Equity Production                                                                        $     3,310     $        116

Taxable Construction Loan Production (generating
  a weighted average spread of 1.18%)                                                                 $    38,592     $        407

Taxable Permanent Loan Production                                                                     $    37,193     $        563

Supplemental Loans                                                                                    $    16,818     $        228

OTHER INFORMATION:
Balance as of 3/31/03 of Midland Servicing Portfolio
  under Management                                                                                    $ 1,104,021     $      1,132

Balance as of 3/31/03 of Midland Equity Syndication
  Portfolio under Management                                                                          $   872,054     $        816


                                                   MUNICIPAL MORTGAGE & EQUITY, LLC
                                                     PARTICIPATING BOND PORTFOLIO
                                                     NET OPERATING INCOME - TREND
                                                         As of March 31, 2003




                                                            Q1 2002      Q4 2002       Q1 2003 (2)    Q1 '03/     Q1 '03/
     Property                                               Actual        Actual        Actual        Q1 '02      Q4 '02
     ---------                                              -------      -------       -------        --------    --------
     Alban                                                  275,263      239,695       250,336          -9.1%        4.4%
(1)  Arlington                                                    0      -10,989        -2,315            N/A      -78.9%
     Barkley Place                                          408,233      167,026       309,728         -24.1%       85.4%
(1)  Barrington at Beach Street                              33,844      137,698       176,137         420.4%       27.9%
     Cobblestone                                            171,316      165,532       152,517         -11.0%       -7.9%
(1)  Cool Springs                                           -99,615       31,961        37,840        -138.0%       18.4%
     Creekside                                              290,387      292,195       286,799          -1.2%       -1.8%
     Crossings                                              166,016      153,686       193,113          16.3%       25.7%
     Gilman Meadows                                         185,601      156,969       169,690          -8.6%        8.1%
     Hamilton Grove                                         238,469      178,965       174,555         -26.8%       -2.5%
     Jefferson Commons                                      524,771      284,836       412,727         -21.4%       44.9%
     Lakeview                                               207,168      188,801       154,182         -25.6%      -18.3%
     Mallard I                                               34,090       34,006        35,081           2.9%        3.2%
     Mallard II                                             106,062      111,175        98,128          -7.5%      -11.7%
     Montclair                                              398,527      259,291       341,713         -14.3%       31.8%
     Newport Village                                        280,354      216,901       208,174         -25.7%       -4.0%
     Nicollet Ridge                                         339,652      357,517       379,039          11.6%        6.0%
     North Pointe                                           582,135      558,835       641,338          10.2%       14.8%
     Palisades Park                                         242,262      247,662       248,546           2.6%        0.4%
     Riverset I                                             365,203      383,727       387,552           6.1%        1.0%
     Riverset II                                            160,726      182,374       164,847           2.6%       -9.6%
     Steeplechase Falls                                     387,299      317,990       441,482          14.0%       38.8%
     Meadows                                                171,587      137,729       139,658         -18.6%        1.4%
     Timber Ridge                                           159,811      149,129       139,260         -12.9%       -6.6%
     Villas at LaRiviera                                    238,384      254,038       229,933          -3.5%       -9.5%
     Whispering Lake                                        290,339      332,708       320,967          10.5%       -3.5%
     Winter Oaks                                            272,164      301,480       289,681           6.4%       -3.9%
                                                      -----------------------------------------     ----------------------
     Total                                                6,430,050    5,830,937     6,380,707          -0.8%        9.4%

     Same Store Growth                                    6,495,820    5,672,267     6,169,045          -5.0%        8.8%


(1) In Lease-up. Quarterly totals are not included in Same Store Growth calculations.
(2)  Q1 2003 represents two months actual, one month budget


                                                                                                     Occupancy
                                                                                 ---------------------------------------------------
                                                                                  Month Ended  Month Ended  Month Ended  Month Ended
                                                         Month/Year  Apartment     March 31,     Dec. 31,    March 31,     March 31,
                     Apartment Community                  Acquired    Units          2003         2002         2002          2001
                   ----------------------                ----------  ---------   ---------------------------------------------------
Participating Mortgage Bonds:
Alban Place                                                Sep-86        194         94.8%        93.3%        94.3%        93.3%
Cobblestone                                                Aug-99        184         92.4%        92.4%        94.6%        94.0%
Creekside Village                                          Nov-87        296         99.7%        99.7%        99.7%        99.7%
Crossings                                                  Jan-97        200         89.0%        87.0%        93.5%        97.0%
Jefferson Commons                                          Dec-00        173         88.0%        84.8%        93.1%        97.1%
Lakeview                                                   Sep-87        180         96.1%        91.7%        97.8%        99.4%
North Pointe                                               Sep-86        540         90.9%        94.3%        96.9%        93.7%
Timber Ridge                                               Dec-00        168         96.4%        94.0%        94.6%        95.2%
Villas at LaRiviera                                        Jun-99        199         91.0%        97.5%        98.0%        97.5%
                                                                     --------
    Subtotal Participating Mortgage Bonds                              2,134
                                                                     --------
Mortgage Bonds
Applewood (a.k.a. Paola)                                   Jul-99         48         97.9%        85.4%        93.8%        93.8%
Buchanan Bay                                               Mar-01        228         89.0%        89.5%        72.8%        90.8%
Charter House (2)                                          Dec-96       ----           N/A          N/A          N/A          N/A
Cielo Vista                                                Aug-99        378         90.5%        90.5%        97.1%        87.0%
Country Club                                               Jul-99        101         85.1%        86.1%        94.1%        86.1%
Delta Village                                              Jun-99         80         95.0%        97.5%        98.8%        96.3%
Elmbrooke                                                  Aug-00         54        100.0%       100.0%       100.0%        77.8%
Florida A&M                                                Feb-00         96         86.5%        90.1%        72.9%        93.8%
Gannon (Dade) (3)                                          Feb-98        799         96.7%        97.0%        95.4%        97.3%
Gannon (St. Louis)                                         Feb-98        336         93.2%        87.5%        92.3%        92.0%
Hidden Valley                                              Dec-96         82         92.7%        89.0%        90.2%        98.8%
Honey Creek                                                Mar-99        656         97.7%        91.8%        93.9%        96.8%
Hunter's Glen                                              Mar-01        383         74.4%        74.4%        89.6%        86.7%
Lake Piedmont                                              Apr-98        648         88.4%        88.6%        92.4%        79.2%
Monroe (Oakmont, Towne Oak)                                Dec-98        364         97.5%        97.3%        98.6%        99.5%
Mountain View (Willowgreen)                                Nov-86        241         91.3%        92.9%        95.4%        97.1%
Northridge Park II                                         Aug-87        128         90.6%        84.4%        99.2%        97.7%
Oakbrook                                                   Dec-96        170        100.0%        98.2%        95.9%        97.6%
Oklahoma City (4)                                          Aug-98        774         95.2%        91.6%        87.2%        94.3%
Orangevale                                                 Apr-98         64         98.4%        98.4%       100.0%       100.0%
Parkwood                                                   Jun-99        180         99.4%        95.6%        97.8%        99.4%
Riverset II (1)                                            Jan-96       ----           N/A          N/A          N/A          N/A
Riverview                                                  Jun-00        228         97.8%        96.9%        50.4%          N/A
Sahuarita                                                  Jun-99         52         86.5%        90.4%       100.0%       100.0%
Santa Fe Springs                                           Jun-00        310         77.1%        84.5%        81.9%        91.3%
Shadowbrook                                                Jun-99        193         98.4%        97.9%        99.0%        99.0%
Silver Springs                                             Dec-99        250         90.0%        92.4%        88.0%        19.2%
Southwind                                                  Aug-00         88        100.0%       100.0%        95.5%        70.5%
Torries Chase                                              Dec-96         99        100.0%        91.9%        92.9%        98.0%
Village Apartments                                         May-00        210         96.7%        96.2%        96.2%        81.4%
Village at Stone Mountain                                  Oct-97        722         88.9%        86.1%        92.5%        95.3%
Village Green                                              Feb-00        200         87.0%        89.5%        88.5%        93.5%
Weatherstone                                               Sep-00        100         86.0%        87.0%        54.0%          N/A
Western Hills                                              Dec-98         80         76.3%        80.0%        98.0%        97.5%
Willow Key                                                 Mar-99        384         95.8%        96.1%        98.4%        99.0%
Woodglen                                                   Dec-99        250         82.4%        86.0%        93.2%        81.2%
Woodmark                                                   Jun-99        173         97.7%        96.5%        97.7%        96.0%
                                                                     --------
    Subtotal Mortgage Bonds                                            9,149
                                                                     --------
Participating Subordinate Mortgage Bonds:
Barkley Place                                              May-87        156         98.7%        94.2%        91.7%        93.6%
Gilman Meadows                                             Mar-87        125         91.2%        93.6%        93.6%        91.2%
Hamilton Chase                                             Feb-87        300         91.7%        91.7%        97.7%        97.3%
Mallard Cove I & II                                        Feb-87        198         94.4%        96.5%        85.9%        98.0%
Meadows                                                    Jan-88        200         91.0%        95.0%        93.0%        90.5%
Montclair                                                  Oct-86        159         92.5%        93.1%        91.8%        93.7%
Newport Village                                            Dec-86        220         85.5%        88.2%        95.0%        98.6%
Nicollet Ridge                                             Dec-87        339         90.6%        94.4%        90.6%        95.6%
Riverset II                                                Jan-96        148         90.0%        92.2%        89.2%        92.0%
Steeplechase                                               Oct-88        450         94.0%        93.8%        98.7%        94.4%
Whispering Lake                                            Oct-87        384         90.4%        88.5%        93.8%        88.3%
                                                                     --------
   Subtotal Participating Subordinate Mortgage Bonds                   2,679
                                                                     --------

                                                                                                   Avg. Monthly Rent
                                                                                                  Per Apartment Unit
                                                                                     ----------------------------------------------
                                                                                       Month         Month      Month      Month
                                                                                       Ended         Ended      Ended      Ended
                                                              Month/Year  Apartment  February 28,   Dec. 31,   March 31,  March 31,
                     Apartment Community                       Acquired    Units        2003          2002      2002       2001
                    ---------------------                    -----------  ---------  ----------------------------------------------

Participating Mortgage Bonds:
Alban Place                                                     Sep-86        194          920         955         920       862
Cobblestone                                                     Aug-99        184          580         573         568       553
Creekside Village                                               Nov-87        296          554         582         543       508
Crossings                                                       Jan-97        200          757         749         745       724
Jefferson Commons                                               Dec-00        173        1,280       1,261       1,362     1,253
Lakeview                                                        Sep-87        180          711         703         687       676
North Pointe                                                    Sep-86        540          713         701         674       639
Timber Ridge                                                    Dec-00        168          496         497         496       489
Villas at LaRiviera                                             Jun-99        199          704         708         665       600
                                                                          --------
    Subtotal Participating Mortgage Bonds                                   2,134
                                                                          --------
Mortgage Bonds
Applewood (a.k.a. Paola)                                        Jul-99         48          518         517         499       514
Buchanan Bay                                                    Mar-01        228          716         716         682       680
Charter House (2)                                               Dec-96       ----          N/A         N/A         N/A       N/A
Cielo Vista                                                     Aug-99        378          387         388         423       428
Country Club                                                    Jul-99        101          445         440         443       370
Delta Village                                                   Jun-99         80          581         581         570       539
Elmbrooke                                                       Aug-00         54        1,103       1,021       1,021       716
Florida A&M                                                     Feb-00         96        1,378       1,377       1,390     1,352
Gannon (Dade) (3)                                               Feb-98        799          758         755         739       707
Gannon (St. Louis)                                              Feb-98        336          585         581         562       545
Hidden Valley                                                   Dec-96         82          557         601         543       538
Honey Creek                                                     Mar-99        656          546         550         561       538
Hunter's Glen                                                   Mar-01        383          580         580         569       552
Lake Piedmont                                                   Apr-98        648          486         483         473       462
Monroe (Oakmont, Towne Oak)                                     Dec-98        364          488         487         480       462
Mountain View (Willowgreen)                                     Nov-86        241          642         640         625       592
Northridge Park II                                              Aug-87        128        1,017       1,023       1,040       979
Oakbrook                                                        Dec-96        170          452         449         427       446
Oklahoma City (4)                                               Aug-98        774          487         485         478       487
Orangevale                                                      Apr-98         64          968         973         957       915
Parkwood                                                        Jun-99        180          475         473         460       442
Riverset II (1)                                                 Jan-96       ----          N/A         N/A         N/A       N/A
Riverview                                                       Jun-00        228          653         657         649       N/A
Sahuarita                                                       Jun-99         52          551         551         553       536
Santa Fe Springs                                                Jun-00        310          605         595         594       585
Shadowbrook                                                     Jun-99        193          494         483         477       456
Silver Springs                                                  Dec-99        250          773         777         792       790
Southwind                                                       Aug-00         88          716         713         685       639
Torries Chase                                                   Dec-96         99          514         511         494       488
Village Apartments                                              May-00        210          568         568         492       489
Village at Stone Mountain                                       Oct-97        722          760         759         725       710
Village Green                                                   Feb-00        200          633         635         637       627
Weatherstone                                                    Sep-00        100          801         804         812       N/A
Western Hills                                                   Dec-98         80          515         507         502       497
Willow Key                                                      Mar-99        384          696         684         646       624
Woodglen                                                        Dec-99        250          668         664         635       652
Woodmark                                                        Jun-99        173          680         680         697       672
                                                                          --------
    Subtotal Mortgage Bonds                                                 9,149
                                                                          --------
Participating Subordinate Mortgage Bonds:
Barkley Place                                                   May-87        156        2,075       2,056       2,111     2,029
Gilman Meadows                                                  Mar-87        125        1,011       1,016       1,020       989
Hamilton Chase                                                  Feb-87        300          622         622         611       597
Mallard Cove I & II                                             Feb-87        198          715         717         761       720
Meadows                                                         Jan-88        200          607         605         606       599
Montclair                                                       Oct-86        159        1,842       1,844       1,803     1,789
Newport Village                                                 Dec-86        220          844         839         832       789
Nicollet Ridge                                                  Dec-87        339          953         937         942       899
Riverset II                                                     Jan-96        148          714         708         699       705
Steeplechase                                                    Oct-88        450          608         606         591       584
Whispering Lake                                                 Oct-87        384          651         648         643       648
                                                                          --------
   Subtotal Participating Subordinate Mortgage Bonds                        2,679
                                                                          --------

                                                                                                       Occupancy
                                                                                  --------------------------------------------------
                                                                                   Month Ended  Month Ended  Month Ended Month Ended
                                                             Month/Year  Apartment  March 31,     Dec. 31,   March 31,    March 31,
                     Apartment Community                      Acquired    Units       2003          2002        2002         2001
                    ---------------------                  -----------  --------- --------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                                        Sep-99       ----            N/A          N/A        N/A        N/A
Cinnamon Ridge                                                 Jan-99       ----            N/A          N/A        N/A        N/A
Farmington Meadows                                             Aug-99         69          98.6%       100.0%      98.6%     100.0%
Independence Ridge                                             Aug-96        336          71.1%        71.1%      83.6%      84.5%
Locarno                                                        Aug-96        110          86.4%        91.8%      93.6%      90.0%
Olde English Manor                                             Nov-99       ----            N/A          N/A        N/A        N/A
Peaks of Conyer                                                Sep-01        260          85.0%        87.7%      89.2%        N/A
Rillito Village                                                Jul-00       ----            N/A          N/A        N/A        N/A
Winter Oaks                                                    Nov-99        460          95.4%        94.3%      91.5%      92.6%
                                                                         --------
   Subtotal Subordinate Mortgage Bonds                                     1,235
                                                                         --------
Other Bond Related Investments:
Briarwood                                                      Dec-98        600          94.8%        95.0%      98.7%      95.2%
Cinnamon Ridge                                                 Dec-97        264          92.8%        92.4%      97.0%      95.5%
Golfside Villas (f.k.a. Club West)                             Mar-99        194          99.0%        98.9%     100.0%      99.5%
Park at Landmark                                               Sep-00        396          94.2%        97.0%      97.0%      97.7%
Poplar Glen                                                    Jun-97        191          93.7%        96.3%      99.0%      93.2%
RITES - Charter House                                          Dec-96        280          93.2%        91.4%      91.1%      95.7%
RITES - Indian Lakes                                           Jul-97        296          73.0%        79.4%      84.5%      85.8%
RITES - LaPaloma                                               Apr-99        120         100.0%        98.3%      98.3%      98.3%
RITES - LeMirador (Coleman Senior)                             Apr-98        141          89.4%        90.1%      98.6%      99.3%
RITES - Museum Towers                                          Apr-01        286          94.1%        94.1%      88.5%      96.9%
RITES - Olde English Manor                                     Jun-98        264          82.2%        93.9%      92.8%      95.5%
RITES - Palisades Park                                         Feb-98        304          96.4%        92.8%      98.4%      98.4%
RITES - Pavillion                                              Apr-99        132          99.2%       100.0%      99.2%      99.2%
RITES - Queen Anne IV                                          Jul-98        110          82.7%        90.0%      99.1%      96.4%
RITES - Rancho/Villas                                          May-00        417          86.6%        89.8%      94.5%      94.1%
RITES - Rillito Village                                        Aug-98        272          91.2%        89.0%      93.4%      90.8%
RITES - Riverset (1)                                           Aug-88        352          90.0%        92.2%      89.2%      92.0%
RITES - Riverset II (1)                                        Jan-96       ----            N/A          N/A        N/A        N/A
RITES - Sienna (a.k.a. Italian Gardens)                        Apr-98        140          91.4%        87.9%      97.1%     100.0%
RITES - Sonterra                                               May-98        156          90.4%        92.3%      80.8%      80.1%
RITES - Southgate Crossings                                    Jun-97        215          94.0%        94.0%      95.8%      97.7%
RITES - Southwood                                              Nov-97      1,286          74.2%        79.4%      84.0%      81.6%
                                                                         --------
   Subtotal Other Bond Related Investments                                 6,416
                                                                         --------
    Total Units/Weighted Average Investments                              21,613          90.4%        90.9%      92.2%      92.0%
                                                                         ========

Total/Same Stores (5) 2000                                                21,025          90.5%        90.9%      92.9%      92.0%
Total/Same Stores (5) 2001                                                21,613          90.4%        90.9%      92.2%

Construction/Substantial Rehab Properties and Other Investments
Arlington                                                      Dec-00        176          31.8%        24.4%        N/A        N/A
Autumn Oaks/Crest at Thousand Oaks                             Feb-03        410            N/A          N/A        N/A        N/A
Barrington at Beach Street                                     Oct-00        398          58.0%        53.0%      28.6%        N/A
Bedford Park                                                   Oct-00        312          64.1%        64.1%      74.4%      45.5%
CAPREIT Joint Venture (6)                                      Jun-02      6,279          94.2%        93.5%      95.0%        N/A
CAPREIT TERA (7)                                               Mar-01      2,942          93.8%        93.0%      92.4%        N/A
Chancellor                                                     Nov-01        101            N/A          N/A        N/A        N/A
Chancellor II                                                  Mar-02         46            N/A          N/A        N/A        N/A
City Views at Rosa Burney Park                                 Dec-02        180            N/A          N/A        N/A        N/A
Cool Springs                                                   Aug-00        124          53.2%        51.6%      21.8%        N/A
Coronel Village                                                Apr-02         48            N/A          N/A        N/A        N/A
Fort Branch                                                    Dec-00        250          69.2%        60.8%        N/A        N/A
Hidden Brooks                                                  Sep-01        201          84.6%        85.6%      80.1%        N/A
Jefferson at Town Lake                                         Dec-02        216            N/A          N/A        N/A        N/A
Las Trojas                                                     Mar-02         49            N/A          N/A        N/A        N/A
Liberty Park Townhomes                                         Feb-03        184          72.3%          N/A        N/A        N/A
Lincoln Corner                                                 Dec-01        134            N/A          N/A        N/A        N/A
Meridian at Bridgewater                                        Nov-99         90          81.1%        86.7%      64.4%      10.0%
Mountain View Village                                          Jun-02        220            N/A          N/A        N/A        N/A
North White Road                                               Nov-01        157            N/A          N/A        N/A        N/A
Oak Grove Commons                                              Dec-01        168            N/A          N/A        N/A        N/A
Olathe Senior Residences                                       Dec-02        144            N/A          N/A        N/A        N/A
Osborne Place Manor                                            Dec-02         50            N/A          N/A        N/A        N/A
Penn Valley                                                    Dec-01         42            N/A          N/A        N/A        N/A
Sanger Trails                                                  Dec-02        208            N/A          N/A        N/A        N/A
Sycamore Senior Village                                        Jun-02        300            N/A          N/A        N/A        N/A
Village at Sun Valley                                          May-00        276          89.1%        70.7%      49.6%        N/A
Walnut Tree                                                    Mar-02         64            N/A          N/A        N/A        N/A
                                                                         --------
  Subtotal Construction/Rehab Properties                                  13,769
                                                                         --------
       Total Units                                                        35,382
                                                                         ========

                                                                                                   Avg. Monthly Rent
                                                                                                   Per Apartment Unit
                                                                                   -------------------------------------------------
                                                                                      Month        Month        Month        Month
                                                                                      Ended        Ended        Ended        Ended
                                                            Month/Year  Apartment   February 28,  Dec. 31,    March 31,    March 31,
                     Apartment Community                     Acquired    Units         2003         2002         2002        2001
                    ---------------------                  -----------  ---------  -------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                                       Sep-99       ----           N/A          N/A          N/A         N/A
Cinnamon Ridge                                                Jan-99       ----           N/A          N/A          N/A         N/A
Farmington Meadows                                            Aug-99         69           814          814          814         814
Independence Ridge                                            Aug-96        336           553          553          550         537
Locarno                                                       Aug-96        110           890          889          874         844
Olde English Manor                                            Nov-99       ----           N/A          N/A          N/A         N/A
Peaks of Conyer                                               Sep-01        260           740          735          740         N/A
Rillito Village                                               Jul-00       ----           N/A          N/A          N/A         N/A
Winter Oaks                                                   Nov-99        460           550          558          549         542
                                                                        --------
   Subtotal Subordinate Mortgage Bonds                                    1,235
                                                                        --------
Other Bond Related Investments:
Briarwood                                                     Dec-98        600           630          623          595         578
Cinnamon Ridge                                                Dec-97        264           937          932          882         890
Golfside Villas (f.k.a. Club West)                            Mar-99        194           617          615          589         573
Park at Landmark                                              Sep-00        396         1,090        1,084        1,070         968
Poplar Glen                                                   Jun-97        191           976          971          945         875
RITES - Charter House                                         Dec-96        280           625          624          618         603
RITES - Indian Lakes                                          Jul-97        296           786          800          768         751
RITES - LaPaloma                                              Apr-99        120           670          629          630         595
RITES - LeMirador (Coleman Senior)                            Apr-98        141           834          834          816         736
RITES - Museum Towers                                         Apr-01        286         1,363        1,363        1,350       1,308
RITES - Olde English Manor                                    Jun-98        264           492          488          476         467
RITES - Palisades Park                                        Feb-98        304           553          551          537         508
RITES - Pavillion                                             Apr-99        132           666          652          661         619
RITES - Queen Anne IV                                         Jul-98        110         1,115        1,102        1,091         981
RITES - Rancho/Villas                                         May-00        417           547          545          538         483
RITES - Rillito Village                                       Aug-98        272           460          444          440         455
RITES - Riverset (1)                                          Aug-88        352           694          698          693         696
RITES - Riverset II (1)                                       Jan-96       ----           N/A          N/A          N/A         N/A
RITES - Sienna (a.k.a. Italian Gardens)                       Apr-98        140           810          810          817         735
RITES - Sonterra                                              May-98        156           863          857          845         864
RITES - Southgate Crossings                                   Jun-97        215           987          987          951         901
RITES - Southwood                                             Nov-97      1,286           494          500          490         483
                                                                        --------
   Subtotal Other Bond Related Investments                                6,416
                                                                        --------
    Total Units/Weighted Average Investments                             21,613           689          687          677         653
                                                                        ========

Total/Same Stores (5) 2000                                               21,025           688          687          675         653
Total/Same Stores (5) 2001                                               21,613           689          687          677

Construction/Substantial Rehab Properties and Other Investments
Arlington                                                     Dec-00        176         1,388        1,388          N/A         N/A
Autumn Oaks/Crest at Thousand Oaks                            Feb-03        410           N/A          N/A          N/A         N/A
Barrington at Beach Street                                    Oct-00        398           804          805          842         N/A
Bedford Park                                                  Oct-00        312           533          530          515         458
CAPREIT Joint Venture (6)                                     Jun-02      6,279           N/A          755          N/A         N/A
CAPREIT TERA (7)                                              Mar-01      2,942           N/A          618          636         N/A
Chancellor                                                    Nov-01        101           N/A          N/A          N/A         N/A
Chancellor II                                                 Mar-02         46           N/A          N/A          N/A         N/A
City Views at Rosa Burney Park                                Dec-02        180           N/A          N/A          N/A         N/A
Cool Springs                                                  Aug-00        124         1,919        1,932        1,947         N/A
Coronel Village                                               Apr-02         48           N/A          N/A          N/A         N/A
Fort Branch                                                   Dec-00        250           737          806          836         N/A
Hidden Brooks                                                 Sep-01        201         1,034        1,024        1,069         N/A
Jefferson at Town Lake                                        Dec-02        216           N/A          N/A          N/A         N/A
Las Trojas                                                    Mar-02         49           N/A          N/A          N/A         N/A
Liberty Park Townhomes                                        Feb-03        184           358          N/A          N/A         N/A
Lincoln Corner                                                Dec-01        134           N/A          N/A          N/A         N/A
Meridian at Bridgewater                                       Nov-99         90           N/A        3,496        3,496       3,576
Mountain View Village                                         Jun-02        220           N/A          N/A          N/A         N/A
North White Road                                              Nov-01        157           N/A          N/A          N/A         N/A
Oak Grove Commons                                             Dec-01        168           N/A          N/A          N/A         N/A
Olathe Senior Residences                                      Dec-02        144           N/A          N/A          N/A         N/A
Osborne Place Manor                                           Dec-02         50           N/A          N/A          N/A         N/A
Penn Valley                                                   Dec-01         42           N/A          N/A          N/A         N/A
Sanger Trails                                                 Dec-02        208           N/A          N/A          N/A         N/A
Sycamore Senior Village                                       Jun-02        300           N/A          N/A          N/A         N/A
Village at Sun Valley                                         May-00        276           675          683          641         N/A
Walnut Tree                                                   Mar-02         64           N/A          N/A          N/A         N/A
                                                                        --------
  Subtotal Construction/Rehab Properties                                 13,769
                                                                        --------
       Total Units                                                       35,382
                                                                        ========

(1) The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.
(2) The Company owns a non-participating bond and a RITES interest collateralized by the Charter House property.
(3) The Dade Gannon Portfolio represents five properties.
(4) The Oklahoma City Portfolio represents three properties.
(5) Same Store includes only properties reporting for all three quarters.
(6) CAPREIT Joint Venture represents twenty properties (not included previously in CAPREIT Portfolio).
(7) The CAPREIT TERA Portfolio represents eleven properties.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.



                                        MUNICIPAL MORTGAGE & EQUITY, LLC

                                        BY: /S/ William S. Harrison
                                            ---------------------------
                                            Name:  William S. Harrison
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


DATE:  April 22, 2003

Exhibit 99.2


PRESS RELEASE                                      Contact: Angela Richardson
FOR IMMEDIATE RELEASE                                       Investor Relations
---------------------                                       (888)788-3863


                   MuniMae Reports 2003 First Quarter Results
                                   -----------
             25th Consecutive Increase in Dividend to Common Shares


BALTIMORE, MD, April 22, 2003 -- Municipal Mortgage & Equity, LLC (NYSE: MMA) today reported net income allocated to common shares of $13.9 million for the quarter ended March 31, 2003, a decrease of 7% as compared to the same period in 2002. Diluted earnings per share were $0.50 for the quarter, compared to $0.62 for the same period in 2002.

Cash Available for Distribution ("CAD"), the primary measure of the Company's dividend paying ability, increased 16% for the quarter ended March 31, 2003 compared to the same period in 2002. CAD per common share increased 6% compared to the same period in 2002. The Board of Directors raised the quarterly dividend to common shares to $0.4450, an increase of 2% over the same period in 2002.

MuniMae Chairman and CEO Mark K. Joseph, commenting on the results, stated, "The first quarter of every year has typically been the most difficult for us because the funding and development approvals our clients need are concentrated in the second half of the year. Given this, we are quite pleased to have increased our CAD per share 6% while raising MuniMae's dividend for the 25th consecutive quarter."


Summary Results - GAAP
----------------------
The table below summarizes the Company's results for the first quarter of 2003 and the prior-year period:


                                                       First Quarter
                                           ----------------------------------
                                            2003           2002       Change
                                           ------         ------     --------
Net Income ($ millions)                    $13.9          $15.0        -7%
Net Income Allocated to Common             $13.9          $14.9        -7%
  Shares  ($ millions)
Basic Earnings/Common Share ($)            $0.51          $0.63        -19%
Diluted Earnings/Common Share ($)          $0.50          $0.62        -19%



The attached condensed consolidated statements of income represent the GAAP results of operations of the Company for the three-month periods ended March 31, 2003 and 2002.

Summary  Results - CAD
----------------------
For the first quarter of 2003, CAD was $17.4 million and CAD to common shares was $14.4 million. The 2003 first quarter per share distribution to common shareholders of $0.4450 represents a payout ratio of 89%.(The Company uses CAD as the primary measure of its current earnings and,consequently, its distribution-paying ability. CAD differs from net income because of variations between GAAP income and actual cash received. These variations are described in the note to the attached calculation of CAD statement.)


                                                   First Quarter
                                        ---------------------------------
                                         2003         2002         Change
                                        ------       ------        ------
Total CAD ($ millions)                  $17.4        $15.0          16%
CAD to Common ($ millions)               14.4         11.8          22%
CAD per Common Share ($)                 0.50         0.47          6%





A reconciliation of GAAP net income allocated to common shares to CAD to common shares is attached.

First Quarter  Distribution
--------------------------
MuniMae's first quarter distribution to common shareholders of $0.4450 annualizes to $1.78 per share. Based on yesterday's closing share price of $24.63, MuniMae common shares have an annualized yield to shareholders of 7.2%. Assuming the Company's income during the year is 85% exempt from Federal income tax, and assuming a 38.6% tax bracket, the taxable equivalent yield, absent the impact of capital gains, would be 11.1%.


About the  Company
-----------------
MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. Assets under management total $3.6 billion secured by 910 properties and 97,624 units in 48 states and the U.S. Virgin Islands. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio of tax-exempt bonds is secured by 145 properties containing 35,382 units in 27 states. For a portion of bonds, MuniMae participates in the performance of the underlying properties.

MuniMae is organized as a limited liability company. This structure allows MuniMae to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership. As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders. Distributions to shareholders are declared quarterly and paid in February, May, August and November.

The calculation of Cash Available for Distribution is the basis for the determination of the Company's quarterly distributions to common shares, is used by securities analysts, and is presented as a supplemental measure of the Company's performance. The calculation is not approved by the Securities and Exchange Commission nor is it required by GAAP and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. The Company believes that Cash Available for Distribution provides relevant information about its operations and is necessary, along with net income, for understanding its operating results.

This press release contains statements which are forward looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates.


          MUNIMAE: TAX-EXEMPT DIVIDENDS AND GROWTH THROUGH REAL ESTATE

                             www.munimaemidland.com



                                       MUNICIPAL MORTGAGE & EQUITY, LLC
                                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                (In thousands, except share and per share data)
                                                 (unaudited)


                                                                                   For the three months ended
                                                                                           March 31,
                                                                              ----------------------------------

                                                                                     2003              2002
                                                                              ----------------  ----------------
INCOME:
Interest income
      Interest on bonds and residual interests in bond securitizations          $      15,985     $      15,162
      Interest on loans                                                                 9,503             8,430
      Interest on short-term investments                                                  192               487
                                                                              ----------------  ----------------
         Total interest income                                                         25,680            24,079
                                                                              ----------------  ----------------
Fee income
      Syndication fees                                                                  1,411             1,618
      Origination fees                                                                    698             1,089
      Loan servicing fees                                                               1,909             1,908
      Asset management and advisory fees                                                1,076               867
      Other income                                                                      2,197             1,145
                                                                              ----------------  ----------------
         Total fee income                                                               7,291             6,627
                                                                              ----------------  ----------------
Net gain on sales                                                                       1,278             2,166
                                                                              ----------------  ----------------
Total income                                                                           34,249            32,872
                                                                              ----------------  ----------------
EXPENSES:
Interest expense                                                                       10,368             8,972
Salaries and benefits                                                                   5,966             4,827
General and administrative                                                              1,656             1,726
Professional fees                                                                         989               637
Amortization of mortgage servicing rights and other intangibles                           389               318
                                                                              ----------------  ----------------
Total expenses                                                                         19,368            16,480
                                                                              ----------------  ----------------
Net holding gains on derivatives                                                        2,873             3,112
Impairments and valuation allowances related to investments                                 -              (110)
Net losses from equity investments in partnerships                                       (747)             (323)
Income tax expense                                                                        (68)           (1,031)
Income allocable to preferred shareholders in a subsidiary company                     (2,994)           (2,994)
                                                                              ----------------  ----------------
Net income                                                                      $      13,945     $      15,046
                                                                              ================  ================
LESS:
      Net income allocable to term growth shares                                            -               153
                                                                              ----------------  ----------------
Net income allocated to common shares                                           $      13,945     $      14,893
                                                                              ================  ================

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
      Basic earnings per common share                                                  $ 0.51            $ 0.63
                                                                              ================  ================
      Weighted average common shares outstanding                                   27,342,870        23,584,635
Diluted earnings per share:
      Diluted earnings per common share                                                $ 0.50            $ 0.62
                                                                              ================  ================
      Weighted average common shares outstanding                                   27,681,511        24,200,030



                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                            RECONCILIATION OF GAAP NET INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                     (In thousands)
                                                      (unaudited)


                                                               Qtr Ended       Qtr Ended
                                                               03/31/03        03/31/02
                                                              ------------    ------------
INCOME:
Interest income
   Interest on bonds and residual interests in bond
     securitizations                                            $  15,985       $  15,162
   Interest on loans                                                9,503           8,430
   Interest on short-term investments                                 192             487
                                                              ------------    ------------
       Total interest income                                        25,680          24,079
                                                              ------------    ------------
Fee income
   Syndication fees                                                 1,411           1,618
   Origination fees                                                   698           1,089
   Loan servicing fees                                              1,909           1,908
   Asset management and advisory fees                               1,076             867
   Other income                                                     2,197           1,145
                                                              ------------    ------------
      Total fee income                                              7,291           6,627
                                                              ------------    ------------
Net gain on sales                                                   1,278           2,166
                                                              ------------    ------------
Total income                                                       34,249          32,872
                                                              ------------    ------------
EXPENSES:
Interest expense                                                   10,368           8,972
Salaries and benefits                                               5,966           4,827
General and administrative                                          1,656           1,726
Professional fees                                                     989             637
Amortization of mortgage servicing rights and other
  intangibles                                                         389             318
                                                              ------------    ------------
Total expenses                                                     19,368          16,480
                                                              ------------    ------------
Net holding gains on derivatives                                    2,873           3,112
Impairments and valuation allowances related to investments             -            (110)
Net losses from equity investments in partnerships                   (747)           (323)
Income tax expense                                                    (68)         (1,031)
Income allocable to preferred shareholders in a subsidiary
  company                                                          (2,994)         (2,994)
                                                              ------------    ------------
Net income                                                      $  13,945       $  15,046
                                                              ============    ============

LESS:
   Net income allocable to term growth shares                           -             153
                                                              ------------    ------------
Net income allocated to common shares - GAAP Basis              $  13,945       $  14,893
                                                              ============    ============

Conversion to Cash Available for Distribution:
   (1)Mark to market adjustments                                $  (2,873)      $  (3,112)
   (2)Equity investments                                            2,409             440
   (3)Net gain on sales                                              (327)         (2,126)
   (3)Amortization of capitalized mortgage servicing fees             352             318
   (4)Origination fees and other income, net                          282             673
   (5)Valuation allowances and other-than-temporary impairments         -             110
   (6)Deferred tax expense                                            628             617
                                                              ------------    ------------
Cash Available for Distribution (CAD)                           $  14,416       $  11,813
                                                              ============    ============

Notes
-----
     (1) For GAAP  reporting,  the Company  records the non-cash  change in fair value of its  investment in interest rate swaps and other  derivative  financial instruments through net income. These non-cash gains and losses are not included in the Company's calculation of CAD.
     (2) For GAAP  reporting,  the Company  accounts for various  investments in partnerships  using the equity  accounting  method.  As a result,  the Company's allocable  share of the  income or loss from the  partnerships  is  reported  in income (losses) from equity  investments in partnerships.  The income from these partnerships  includes  depreciation  expense  and  changes in the fair value of investments in derivatives.  For GAAP reporting,  distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.
     (3) For GAAP reporting,  the Company  recognizes  non-cash gains and losses associated  with the sale of  assets or  capitalization  of  mortgage  servicing rights.  The capitalized  mortgage  servicing  rights are amortized into expense over the  estimated  life of the  serviced  loans.  The  non-cash  gains and the associated amortization expense are not included in CAD.
     (4)  Origination  fees and certain other income  amounts are  recognized as income when received for CAD purposes,  but for GAAP  reporting  these items are deferred and amortized into income over the life of the  associated  investment.
This adjustment represents the net difference,  for the relevant period, between fees  taken into  income  when  received  for CAD and the  amortization  of fees recorded for GAAP.
     (5) For GAAP  reporting,  the  Company  records  valuation  allowances  and other-than-temporary  impairments on its  investments in loans,  bonds and other bond-related  investments.  Such  non-cash  charges  do not affect the cash flow generated  from the operation of the  underlying  properties,  distributions  to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds.  Therefore,  these items are not included in the calculation of
CAD.
     (6) For GAAP reporting,  the Company's  income tax expense  contains both a current and a deferred component.  Only the Company's current income tax expense is reflected in CAD.


                               MUNICIPAL MORTGAGE & EQUITY, LLC
                         CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                         (In thousands, except share and per share data)
                                           (unaudited)

                                                                                        For the three months ended
                                                                                               March 31,
                                                                                ----------------------------------------

                                                                                      2003                  2002
                                                                                ------------------    ------------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans             $      24,848       $    22,963
Interest on short-term investments                                                            192               487
Loan servicing fees                                                                         1,909             1,908
Origination and syndication fees                                                            2,571             3,126
Other income                                                                                4,998             2,330
Net gain on sales                                                                             951                40
                                                                                ------------------    ------------------
TOTAL SOURCES OF CASH                                                                      35,469            30,854
                                                                                ------------------    ------------------
EXPENSES:
Interest expense                                                                            9,839             8,290
Salaries and benefits                                                                       5,966             4,827
Professional fees                                                                             989               637
General and administrative                                                                  1,825             1,726
Income taxes                                                                                 (560)              414
                                                                                ------------------    ------------------
TOTAL EXPENSES                                                                             18,059            15,894
                                                                                ------------------    ------------------
CASH AVAILABLE FOR DISTRIBUTION                                                            17,410            14,960
                                                                                ------------------    ------------------

LESS:
Cash allocable to preferred shareholders in a subsidiary company
and term growth shares                                                                      2,994             3,147
                                                                                ------------------    ------------------

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                                    $      14,416       $    11,813
                                                                                ==================    ==================

CAD PER COMMON SHARE                                                                $        0.50       $      0.47
                                                                                ==================    ==================

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                                                $      14,416       $    11,813
                                                                                ==================    ==================
ACTUAL AMOUNT PAID                                                                  $      12,837       $    10,968
                                                                                ==================    ==================
PAYOUT RATIO                                                                                 89.0%             92.8%
                                                                                ==================    ==================

COMMON SHARES OUTSTANDING                                                              28,846,327        25,213,482
                                                                                ==================    ==================

CASH DISTRIBUTION PER COMMON SHARE                                                  $      0.4450       $    0.4350
                                                                                ==================    ==================


     CAD differs from net income because of variations between GAAP income and actual cash received. There are three primary differences between CAD and GAAP income. The first is the treatment of loan origination fees, which for CAD purposes are recognized as income when received but for GAAP purposes are amortized into income over the life of the associated investment. The second difference is the non-cash gain and loss recognized for GAAP associated with valuations, sales of investments and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. The third difference is the treatment of the Company's investments in partnerships. For GAAP, the Company records its allocable share of the income (loss) from the partnership as income, while for CAD reporting, the Company records the cash distributions it receives from the partnership as income.

     CAD per common share is calculated based on the number of shares outstanding at the end of each quarter. For GAAP, basic net income per share is calculated based on the weighted average shares outstanding during the period.
The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, and provision for shares to be awarded under the Midland acquisition earn out provision.



                                           MUNICIPAL MORTGAGE & EQUITY, LLC
                                        CONDENSED CONSOLIDATED BALANCE SHEETS
                                                    (In thousands)

                                                                            (unaudited)
                                                                             March 31,       December 31,
                                                                               2003             2002
                                                                          --------------   --------------
ASSETS:
Investment in tax-exempt bonds and residual interests
  in bond securitizations                                                  $    812,287     $    781,384
Loans receivable, net                                                           440,112          461,448
Investments in partnerships                                                      98,756           99,966
Investment in derivative financial instruments                                   18,404           18,762
Cash, cash equivalents and interest receivable                                   65,986           59,902
Other assets                                                                     84,805           97,919
Goodwill                                                                         33,589           33,537
                                                                          --------------   --------------
TOTAL                                                                      $  1,553,939     $  1,552,918
                                                                          ==============   ==============
LIABILITIES AND EQUITY:
Notes payable                                                              $    381,073     $    450,924
Short-term debt                                                                 219,590          219,945
Long-term debt                                                                  146,987          147,357
Residual interests in bond securitizations                                        1,438            1,447
Investment in derivative financial instruments                                   46,128           49,359
Current liabilities                                                              31,052           36,357
Preferred shareholders' equity in a subsidiary company                          160,465          160,465
Shareholders' equity                                                            567,206          487,064
                                                                          --------------   --------------
TOTAL                                                                      $  1,553,939     $  1,552,918
                                                                          ==============   ==============


EXHIBIT 99.3

PRESS RELEASE                                      Contact: Angela Richardson
FOR IMMEDIATE RELEASE                                       Investor Relations
---------------------                                       (888)788-3863



            MuniMae Structures $154 Million of Multifamily Financing
             And Raises $107 Million in Capital During First Quarter


BALTIMORE, MD, April 22, 2003 -- Municipal Mortgage & Equity, LLC (NYSE: MMA), announced today that it structured $154 million of financing for multifamily housing during the first quarter of 2003. In addition, the Company raised $35 million in tax credit equity and , as previously announced, $72 million in common equity.

Mark K. Joseph, Chairman of the Board and CEO of MuniMae commented, "The equity markets continue to be supportive of our business. We are appreciative that so many parties have entrusted their equity funds with MuniMae. Our $154 million of origination volume gives us a good start for 2003."

Mr. Joseph added, "As in past years, we expect production to be back-end loaded with our output ramping up over the next three quarters to meet our 2003 goal of $1.5 billion. This follows the affordable housing development cycle where tax credits, state loans and tax-exempt bonds are usually awarded mid to late in the year. As these allocations are awarded to our clients over the course of the year, MuniMae will be there to serve their debt and equity needs."

Investment Activity Summary
---------------------------

Highlights of first quarter 2003 origination activity include:

                                                       First Quarter
                                                    Volume (in millions)
                                                    --------------------

Taxable Construction/Permanent Lending                     $ 75.8
Tax-exempt Bonds Construction/Permanent                      32.1
Supplemental Loans                                           16.8
Equity Investments                                           29.1
                                                           ------
Total                                                      $153.8
                                                           ======


Capital Raising Activity Summary
--------------------------------
In the first quarter of 2003, the Company participated in two capital raising transactions. First, a common equity offering raised net proceeds of $72 million, including the underwriters' over-allotment option, for future investment opportunities. Second, the Company raised $35 million of tax credit equity, representing a 9% increase over the same period in 2002, from four third-party investors.

About the  Company
-----------------
MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. Assets under management total $3.6 billion secured by 910 properties and 97,624 units in 48 states and the US Virgin Islands. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio of tax-exempt bonds is secured by 145 properties containing 35,382 units in 27 states. MuniMae participates, for a portion of the bonds, in the performance of the underlying properties.

MuniMae is organized as a limited liability company, which makes it exempt from tax at the corporate level and provides the benefit of corporate governance. In addition, the Company passes through to its shareholders primarily tax-exempt dividends, which are generated by its municipal bond investments. Dividends to shareholders are declared quarterly and paid in February, May, August and November.

This press release contains statements which are forward looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates.





          MUNIMAE: TAX-EXEMPT DIVIDENDS AND GROWTH THROUGH REAL ESTATE

                             www.munimaemidland.com